UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 9, 2016

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

145 Rio Robles

San Jose, California 95134

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders

On May 5, 2016, the Board of Directors of Extreme Networks, Inc. (the “Company”) approved an amendment (“Amendment No. 4”) to the Amended and Restated Rights Agreement dated as of April 26, 2012, as amended in Amendment No. 1 effective as of April 30, 2013, Amendment No. 2 effective as of May 19, 2014, and Amendment No. 3 effective as of May 14, 2015 (collectively the four amendments and the Amended and Restated Rights Agreement are referred to herein as the “Rights Agreement”), with Computershare Inc. as its rights agent (the “Rights Agent”).  The Company and the Rights Agent entered into Amendment No. 4 on May 9, 2016.  Pursuant to the terms of Amendment No. 4, the Rights Agreement has been extended to May 31, 2017.

This summary of the amendment to the Rights Agreement is qualified in its entirety by the full text of Amendment No. 4, which is incorporated herein by reference. A copy of Amendment No. 4 is filed with this Current Report on Form 8-K as Exhibit 4.1. The material terms of the Rights Agreement are incorporated herein by reference from Exhibit 4.1 of the Current Report on Form 8-K filed on April 30, 2012.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1 Amendment No. 4 to the Rights Agreement dated May 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2016

EXTREME NETWORKS, INC.

By:	/s/ KENNETH AROLA
Kenneth Arola
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)